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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Del Webb Corporation:


We consent to the use of our report incorporated by reference in the amended Registration Statement Form S-4/A of Pulte Homes, Inc., and the reference to our firm under the heading "Experts" in the Prospectus.



                                                               /s/ KPMG LLP


Phoenix, Arizona
October 1, 2001